Exhibit 10.1

                 THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                       REVOLVING CREDIT SECURITY AGREEMENT
                       -----------------------------------

         This Third Amendment to Second Amended and Restated Revolving Credit and Security Agreement (the "Amendment") is made this 28 day of March, 2007, by and among COMPUDYNE CORPORATION, a Nevada corporation ("CompuDyne"), TIBURON, INC., a Virginia corporation (formerly known as Compudyne - Public Safety & Justice, Inc., a Virginia corporation) ("Tiburon"), NORMENT SECURITY GROUP, INC., a Delaware corporation ("Norment"), NORSHIELD CORPORATION, an Alabama corporation ("Norshield"), COMPUDYNE - INTEGRATED ELECTRONICS DIVISION, LLC, a Delaware limited liability company ("CompuDyne Integrated"), CORRLOGIC, LLC, a Delaware limited liability company ("CorrLogic"), XANALYS CORPORATION, a Delaware corporation ("Xanalys"), SIGNAMI DCS, LLC, a Delaware limited liability company ("Signami") FIBER SENSYS, LLC, a Delaware limited liability company ("Fiber") (CompuDyne, Tiburon, Norment, Norshield, Fiber, CompuDyne Integrated, CorrLogic, Xanalys, Signami and Fiber, each a "Borrower", and collectively "Borrowers"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

         A. On December 19, 2005, Borrowers, Lenders and Agent entered into, inter alia, a certain Second Amended and Restated Revolving Credit and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced, or substituted from time to time, the "Loan Agreement"), to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the "Existing Financing Agreements." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. In the case of a direct conflict between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

         B. The Borrowers have requested and the Agent and the Lenders have agreed to modify the Loan Agreement, subject to the terms and conditions of this Amendment.

         NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

          A. Amendments to Loan Agreement. Upon the Effective Date, the Loan Agreement shall be amended as follows:

          1. Definitions. The definition of EBITDA shall be deleted in its entirety and replaced with the following:

                           "EBITDA" shall mean for any period the sum of (i) Earnings Before Interest and Taxes for such period, plus (ii) depreciation expenses for such period, plus
                           (iii) amortization expenses for such period, plus
                           (iv) to the extent deducted in calculating EBITDA, any non-cash charges against net income required to be recognized in connection with the issuance of Equity Interests to employees or otherwise in accordance with SFAS 123R "Accounting for Stock Based Compensation" promulgated by FASB (whether upon lapse of vesting restrictions, exercise of employee options or otherwise), plus (v) to the extent deducted in calculating EBITDA, any non-cash impairment charge against goodwill and other intangible assets incurred by Tiburon for the fiscal quarter ended December 31, 2006.

          2. Capital Expenditures. As of December 31, 2006, Section 7.6 of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:

                              7.6. Capital Expenditures. Contract for, purchase or make any expenditure or commitments for Capital Expenditures in any fiscal year in an aggregate amount for all Borrowers in excess of $2,500,000.

          3. Subordinated Note and Industrial Revenue Bonds. Section 7.21 of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:

                              7.21      Subordinated Notes and Industrial
                                        Revenue Bonds. At any time, directly or
                                        indirectly, pay, prepay, repurchase,
                                        redeem, retire or otherwise acquire, or
                                        make any payment on account of any
                                        principal of, interest on or premium
                                        payable in connection with the repayment or redemption of the Subordinated Notes; provided that (A) if Borrowers' Unrestricted Undrawn Borrowing Base Availability plus cash and marketable securities on hand after giving effect to such payment is less than Fifteen Million Dollars ($15,000,000) and no Default or Event of Default exists or would exist after giving to any such payment, Borrowers may pay the regularly scheduled payments of interest due on the Subordinated Notes, (B) if Borrowers' Unrestricted Undrawn
                                        Borrowing Base Availability plus cash
                                        and marketable securities on hand after
                                        giving effect to such payment is equal
                                        to or in excess of Fifteen Million
                                        Dollars ($15,000,000), Borrowers may pay the regularly scheduled payments of interest due on the Subordinated Notes regardless of whether Borrowers are in compliance with the covenant set forth in Section 6.5(a) so long as no other Default or Event of Default exists or would exist after giving effect to such payment, and (C) Borrowers may repurchase or redeem up to a maximum aggregate amount of $8,000,000 of Subordinated Notes; provided that, at the time of, and after giving effect to, such repurchase or redemption, Borrowers would be in compliance with the limitations set forth in Sections 7.21(A) or 7.21(B) above.

          4. Annual Financial Statements. Section 9.7 is hereby amended and restated in its entirety and replaced with the following

                           Annual Financial Statements. Other than for fiscal year ending December 31, 2006, which shall be delivered within one hundred twenty (120) days after such year end, furnish Agent within ninety (90) days after the end of each fiscal year of Borrowers, financial statements of Borrowers on a consolidating and consolidated basis including, but not limited to, statements of operations and stockholders' equity and cash flow from the beginning of the current fiscal year to the end of such fiscal year and the balance sheet as at the end of such fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification (except, to the extent applicable, in the case of any qualifications in connection with Section 404 of the Sarbanes-Oxley Act of 2002 related to management's assessment of internal controls) by an Aronson & Co. (the "Accountants"). The report of the Accountants shall be accompanied by a statement of the Accountants certifying that (i) they have caused this Agreement to be reviewed, (ii) in making the examination upon which such report was based either no information came to their attention which to their knowledge constituted an Event of Default or a Default under this Agreement or any related agreement or, if such information came to their attention, specifying any such Default or Event of Default, its nature, when it occurred and whether it is continuing, and such report shall contain or have appended thereto calculations which set forth Borrowers' compliance with the requirements or restrictions imposed by Sections 6.5, 7.4, 7.5, 7.6, 7.7, 7.8 and 7.11 hereof. In addition, the reports shall be accompanied by a Compliance Certificate.

          5. Projected Operating Budget. Section 9.12 of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:

                           9.12 Projected Operating Budget. Furnish Agent, no later than thirty (30) days prior to the beginning of each Borrower's fiscal years commencing with fiscal year 2007, a quarter by quarter projected operating budget and cash flow of Borrowers on a consolidated and consolidating basis for such fiscal year (including an income statement for each quarter and a balance sheet as of the end of each fiscal quarter), such projections to be accompanied by a certificate signed by the President or Chief Financial Officer of each Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared.

          6. Variance From Operating Budget. Section 9.13 of the Loan Agreement is hereby amended and restated in its entirety and replaced with the following:

                           9.13. Variances From Operating Budget. Furnish Agent, concurrently with the delivery of the financial statements referred to in Section 9.7 and each quarterly report, a written report summarizing all material variances from budgets submitted by Borrowers pursuant to Section 9.12 and a discussion and analysis by management with respect to such variances.

          B. Reaffirmation. Each Borrower hereby:

               1. reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a different date, in which case such representations and warranties shall be true and correct in all material respects on and as of such other specific date);

               2. except to the extent consented to by Agent herein, reaffirms all of the covenants contained in the Loan Agreement, covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders; and

               3. except as modified by the terms hereof, all of the other terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

          C. Representations and Warranties. Each Borrower hereby:

               1. represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

               2. except as modified hereby, represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate or limited liability company action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its articles of incorporation or by-laws, or certificate of formation or operating agreement, as applicable, or other formation documents, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

               3. represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

          D. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon Agent's receipt of this Amendment fully executed by Borrowers ("Effective Date").

          E. Further Assurances. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

          F. Release. As further consideration for Agent's and Lender's agreement to enter into this Amendment, each Borrower hereby waives and releases and forever discharges Agent, Lender and their officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that such Borrower may now or hereafter have against Agent or Lender arising out of or relating to the Obligations, the Loan Agreement as amended, or the other Existing Financing Agreements.

          G. Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

          H. Confirmation of Obligations. Borrowers' confirm and acknowledge that as of the close of business on February 26, 2007, the outstanding Obligations consist of (i) $0 of Revolving Advances, (ii) issued and outstanding Letters of Credit in the Maximum Undrawn Amount equal to $3,169,035.61 and (iii) all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Loan Documents.

          I. Miscellaneous.

               1. Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

               2. Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

               3. Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

               4. Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

               5. Counterparts. This Amendment may be executed in any number of counterparts and by facsimile or PDF, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


BORROWERS:                COMPUDYNE CORPORATION

                          By:      /s/ Geoffrey F. Feidelberg
                             --------------------------------------------------
                          Name:    Geoffrey F. Feidelberg
                               ------------------------------------------------
                          Title:   Chief Financial Officer, Treasurer
                                -----------------------------------------------

                          TIBURON, INC.

                          By:      /s/ Geoffrey F. Feidelberg
                             --------------------------------------------------
                          Name:    Geoffrey F. Feidelberg
                               ------------------------------------------------
                          Title:   Treasurer, Vice President
                                -----------------------------------------------

                          NORSHIELD CORPORATION

                          By:      /s/ Geoffrey F. Feidelberg
                             --------------------------------------------------
                          Name:    Geoffrey F. Feidelberg
                               ------------------------------------------------
                          Title:   Treasurer, Vice President
                                -----------------------------------------------


                          COMPUDYNE - INTEGRATED ELECTRONICS DIVISION, LLC

                          By:      /s/ Geoffrey F. Feidelberg
                             --------------------------------------------------
                          Name:    Geoffrey F. Feidelberg
                               ------------------------------------------------
                          Title:   Vice President
                                ------------------------------------------------

                          CORRLOGIC, LLC

                          By:      /s/ Geoffrey F. Feidelberg
                             --------------------------------------------------
                          Name:    Geoffrey F. Feidelberg
                               ------------------------------------------------
                          Title:   Treasurer, Vice President
                                -----------------------------------------------

                          NORMENT SECURITY GROUP, INC.

                           By:      /s/ Geoffrey F. Feidelberg
                              --------------------------------------------------
                           Name:    Geoffrey F. Feidelberg
                                ------------------------------------------------
                           Title:   Treasurer, Vice President
                                 -----------------------------------------------


          [Signature Page 1 of 2 (Third Amendment To Second Amended And
                 Restated Revolving Credit Security Agreement)]

                     XANALYS CORPORATION

                     By:      /s/ Geoffrey F. Feidelberg
                        --------------------------------------------------
                     Name:     Geoffrey F. Feidelberg
                        ------------------------------------------------
                     Title:   Treasurer, Vice President

                     SIGNAMI DCS, LLC

                     By:      /s/ Geoffrey F. Feidelberg
                        --------------------------------------------------
                     Name:    Geoffrey F. Feidelberg
                          ------------------------------------------------
                     Title:   Vice President
                           -----------------------------------------------

                     FIBER SENSYS, LLC

                     By:      /s/ Geoffrey F. Feidelberg
                        --------------------------------------------------
                     Name:    Geoffrey F. Feidelberg
                          ------------------------------------------------
                     Title:   Treasurer, Vice President
                           -----------------------------------------------



AGENT AND LENDER:                   PNC BANK, NATIONAL ASSOCIATION,
                                    as Lender and as Agent



                                    By:      /s/ James P Sierakowski
                                       -----------------------------------------
                                          James P. Sierakowski, Vice President




          [Signature Page 2 of 2 (Third Amendment To Second Amended And
                 Restated Revolving Credit Security Agreement)]